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                                                                   Exhibit 4.1.3


PREFERRED STOCK                                                  PREFERRED STOCK
    NUMBER                                                           SHARES

                       [STRATUS SERVICES GROUP, INC. LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                          STRATUS SERVICES GROUP, INC.

            1458,933 SHARES SERIES A PREFERRED STOCK, PAR VALUE $0.01

This Certifies that



is the owner of



            FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK

                         OF THE ABOVE NAMED CORPORATION


transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto
affixed this      day of      A.D. 20__

                  [STRATUS SERVICES GROUP, INC. Corporate Seal]

/s/ MICHAEL A. MALTZMAN                     /s/ JOSEPH J.RAYMOND
TREASURER                                   CHAIRMAN AND CHIEF EXECUTIVE OFFICER
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                          EXPLANATION OF ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.


JT TEN - as joint tenants with right of     TEN ENT - as tenants by the
survivorship and not as tenants in common   entireties

TEN COM - as tenants in common Custodian    UNIF GIFT MIN ACT - Uniform Gifts to
                                            Minors Act
                                            CUST - Custodian for
                                            UNIF TRANS MIN ACT - Uniform
                                            Transfers to Minors Act


FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


---------------------------------------


---------------------------------------


__________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint
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______________________________________________________________________ Attorney

to transfer the said shares on the books to the within named Corporation with full power of substitution in the premises.


Dated:______________________ 20___

                  In the presence of

                              X ______________________________________


                              X ______________________________________


                                   CERTIFICATE

                                       FOR


                                     SHARES

                                       OF


                                    ISSUED TO

                           ---------------------------

                                      DATED

                           ---------------------------